UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2020

Date of reporting period: 02/29/2020

Item 1 – Report to Stockholders

FEBRUARY 29, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds V

●	BlackRock Floating Rate Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as threat from the coronavirus became more apparent throughout February 2020, which led China to take economically disruptive countermeasures, equity prices fell sharply. Now that the virus has spread around the globe and an economic downturn appears to be inevitable, investors are faced with the question of how long and how deep it will be.

Returns for most securities were robust for the first eleven months of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. While the coronavirus-related downturn negatively impacted all equity types, U.S. large cap-stocks still achieved positive returns for the reporting period due to the strength of their prior gains. However, U.S. small-cap, international, and emerging market equities all ended the reporting period with negative performance.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Returns were further bolstered late in the reporting period as investors moved towards relatively lower-risk bonds, which drove the yield on the 10- year Treasury, a bond market bellwether, to a 10-year low.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019, while the European Central Bank also increased monetary stimulus, and the Bank of Japan continued to provide extensive monetary stimulus. Following the market downturn, investors were hopeful that central banks would intervene to further support the financial system.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. For the near term, however, the disruption is likely to act as a further drag on corporate earnings, following flat earnings growth in 2019. A coordinated monetary and fiscal response will be necessary to help businesses and individuals through the crisis, and hopeful signs have emerged on this front in the United States and abroad. If measures are taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the ability to quickly provide monetary and fiscal stimulus. In bonds, we favor U.S. Treasuries over other government bonds, but maintain a neutral stance overall, and see risks that Treasuries offer a diminishing buffer from equity market selloffs.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 29, 2020

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	1.92%	8.19%
U.S. small cap equities (Russell 2000® Index)	(0.52)	(4.92)
International equities (MSCI Europe, Australasia, Far East Index)	(0.91)	(0.57)
Emerging market equities (MSCI Emerging Markets Index)	2.93	(1.88)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.92	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.07	16.75
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.39	11.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.85	8.94
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.56	6.10

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	This Page Is Not Part Of Your Fund Report

3

Fund Summary as of February 29, 2020	BlackRock Floating Rate Income Portfolio

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ending February 29, 2020, the Fund underperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

Security selection detracted for the period, most notably within the technology, financials, health care and wireless sectors. An out-of-benchmark allocation to high yield bonds also detracted from the Fund’s results. Finally, an underweight allocation to floating rate loan interests (“bank loans”) in the BB quality range and security selection within B and CCC rated credits weighed on relative performance.

Positive contributions to performance were led by underweight allocations to the oil field services and midstream segments within energy. Security selection within the consumer cyclical services and leisure sectors also aided relative performance.

Describe recent portfolio activity.

The Fund increased its exposure to the technology, wirelines and cable & satellite sectors while reducing its risk within the packaging, electric and wireless sectors. In addition, indexed exposure to bank loans was increased while the cash position was slightly decreased.

The Fund’s cash position was at times elevated throughout the period. While the Fund generally seeks to be fully invested, cash levels will fluctuate based on market conditions, liquidity considerations and investor flows. The Fund’s cash balance did not have a material impact on Fund performance.

Describe Fund positioning at period end.

The Fund remained positioned to earn attractive floating rate coupon income while seeking to protect capital. At period end, approximately 91% of the Fund was held in core bank loan exposure, whether in single name format (the vast majority) or index products. Positioning was balanced from a credit rating perspective, while reflecting an overweight to more liquid B rated paper and underweights to BB and higher beta (more market sensitive) CCC rated loans. The Fund’s sector overweight positions included consumer cyclical services, pharmaceuticals and aerospace/defense, while the Fund was underweight to retailers, financial other and leisure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended February 29, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.45%	4.44%	0.91%	3.00%	N/A	3.49%	N/A	4.47%	N/A
Investor A	4.07	4.06	0.77	2.72	0.15%	3.18	2.66%	4.18	3.92%
Investor C	3.41	3.40	0.39	1.95	0.97	2.44	2.44	3.42	3.42
Class K	4.50	4.49	0.83	2.95	N/A	3.44	N/A	4.31	N/A
S&P®/LSTA Leveraged Loan Index(c)	—	—	1.42	3.48	N/A	3.92	N/A	4.68	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Floating Rate Income Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. in a reorganization on March 21, 2011.

(c)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2020 Black Rock Semi - Annual Report To Shareholders

Fund Summary as of February 29, 2020 (continued)	BlackRock Floating Rate Income Portfolio

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments	(a)
Floating Rate Loan Interests	94%
Investment Companies	5
Asset-Backed Securities	1
Corporate Bonds	—	(b)
Common Stocks	—	(b)
Other Interests	—	(b)
Warrants	—	(b)

(a)	Total Investments exclude short-term securities and options purchased.
(b)	Represents less than 1% of the Fund's total investments.

CREDIT QUALITY ALLOCATION
	Percent of
Credit Rating (a)	Total Investments	(b)
AAA/Aaa	—	%(c)
AA/Aa	—	(c)
A	—	(c)
BBB/Baa	6
BB/Ba	22
B	65
CCC/Caa	2
D	—	(c)
NR	5

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total Investments exclude short-term securities and options purchased.

(c)	Represents less than 1% of the Fund's total investments.

Fund Summary	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of Investor A Shares. Class K Shares’ performance results shown prior to the Class K Shares’ inception date of March 28, 2016 is that of Investor A Shares. The performance of both the Fund’s Institutional Shares and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that both Institutional Shares and Class K Shares have different expenses than Investor A Shares. The actual returns of both Institutional Shares and Class K Shares would have been higher than those of the Investor A Shares because Institutional Shares and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to March 21, 2011, Investor C Shares’ performance results are those of the BlackRock Senior Floating Rate Fund, Inc. restated to reflect Investor C Shares’ fees. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund's contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

6	2020 Black Rock Semi - Annual Report To Shareholders

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on September 1, 2019 and held through February 29, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (09/01/19)	Ending Account Value (02/29/20)	Expenses Paid During the Period (b)	Beginning Account Value (09/01/19)	Ending Account Value (02/29/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio

Institutional	$1,000.00	$1,009.10	$3.35	$1,000.00	$1,021.53	$3.37	0.67%
Investor A	1,000.00	1,007.70	4.74	1,000.00	1,020.14	4.77	0.95
Investor C	1,000.00	1,003.90	8.52	1,000.00	1,016.36	8.57	1.71
Class K	1,000.00	1,008.30	3.15	1,000.00	1,021.73	3.17	0.63

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown)

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Disclosure Of Expenses / Derivative Financial Instruments	7

Schedule of Investments (unaudited)	BlackRock Floating Rate Income Portfolio

February 29, 2020	(Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 0.5%(a)
ALM 2020 Ltd., Series 2020-1A, Class A2,
(LIBOR USD 3 Month + 1.85%), 0.00%,
10/15/29(b)	USD	2,750	$2,750,000
Gulf Stream Meridian 1 Ltd.(b):
Series 2020-IA, Class A1, (LIBOR USD 3
Month + 1.37%), 3.01%, 04/15/33		3,000	3,000,000
Series 2020-IA, Class B, (LIBOR USD 3
Month + 2.00%), 3.64%, 04/15/33		2,750	2,750,000
OCP CLO Ltd., Series 2013-4A, Class CRR,
(LIBOR USD 3 Month + 3.00%), 0.00%,
04/24/29(b)		1,500	1,500,000
TCW CLO Ltd.(b):
Series 2017-1A, Class CR, (LIBOR USD 3
Month + 2.05%), 0.00%, 07/29/29		3,250	3,250,000
Series 2017-1A, Class DR, (LIBOR USD 3
Month + 3.15%), 0.00%, 07/29/29		1,500	1,500,000

Total Asset-Backed Securities — 0.5%
(Cost: $14,722,165).			14,750,000

	Shares
Common Stocks — 0.1%

Commercial Services & Supplies — 0.0%
Preston Holdings LLC(c)(d)	42,521	340,168

Electric Utilities — 0.1%
TexGen Power LLC(c)(d)	46,825	1,697,406

Energy Equipment & Services — 0.0%
McDermott International, Inc.(c)	46,981	1,783

Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc.(c)	71,823	3,950

Machinery — 0.0%
Ameriforge Group, Inc.(c)	5,385	269,250

Marine — 0.0%
Projector SA(c)(d)	42,521	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(c)	480,539	994,716

Software — 0.0%
Avaya Holdings Corp.(c)	262	3,396

Total Common Stocks — 0.1%
(Cost: $4,316,401)		3,310,669

	Par (000)
Corporate Bonds — 0.5%

Communications Equipment — 0.0%
Avaya, Inc., 7.00%, 04/01/19(a)(d)	5,545	—

Distributors — 0.2%
Wolverine Escrow LLC, 9.00%, 11/15/26(a)	6,095	6,079,764

Diversified Telecommunication Services — 0.1%
Front Range BidCo, Inc., 6.13%, 03/01/28(a)	1,114	1,100,298

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC(d):
(LIBOR USD 3 Month + 4.50%), 5.10%,
10/10/19(b)(c)(e)	8,430	—
11.50%,10/01/20	5,909	—
		—

		Par
Security		(000)	Value

IT Services — 0.0%
Presidio Holdings, Inc., 8.25%, 02/01/28(a)	USD	389	$401,158

Machinery — 0.1%
Husky III Holding Ltd., 13.00%, (13.00% Cash
or 13.75% PIK), 02/15/25(a)(f)		3,700	3,589,000

Software — 0.1%
Castle US Holding Corp., 9.50%, 02/15/28(a)		2,796	2,799,495

Total Corporate Bonds — 0.5%
(Cost: $14,129,747).			13,969,715

Floating Rate Loan Interests — 92.2%(g)
Aerospace & Defense — 2.7%
Arconic Rolled Products Corp., Term Loan B,
02/04/27(d)(h)		2,756	2,721,550
Atlantic Aviation FBO, Inc., Term Loan B,
12/06/25(h)		2,028	2,020,554
Bleriot US Bidco, Inc., Term Loan B, 10/30/26(h)		6,658	6,628,560
Dynasty Acquisition Co., Inc., Term Loan:
(LIBOR USD 3 Month + 3.50%),
5.21%,04/06/26		29,727	29,095,421
Sequa Mezzanine Holdings LLC, 1st Lien Term
Loan, (LIBOR USD 3 Month + 5.00%),
6.71% - 6.74%, 11/28/21.		6,881	6,854,811
Transdigm, Inc., Term Loan:
(LIBOR USD 1 Month + 2.25%),
3.85%,08/22/24		2,621	2,568,162
(LIBOR USD 1 Month + 2.25%),
3.85%,12/09/25		29,998	29,285,620
			79,174,678

Air Freight & Logistics — 0.0%
Avolon Borrower 1 LLC, 1st Lien Term Loan B3,
01/15/25(h)		50	49,305

Airlines — 0.9%
American Airlines, Inc., 1st Lien Term
Loan, (LIBOR USD 1 Month + 1.75%),
3.35%,01/29/27		1,014	959,121
American Airlines, Inc., Term Loan B:
(LIBOR USD 1 Month + 2.00%),
3.60%,04/28/23		4,642	4,493,215
(LIBOR USD 1 Month + 2.00%),
3.66%,12/15/23		7,745	7,496,903
Kestrel Bidco, Inc., Term Loan, (LIBOR USD 1
Month + 3.00%), 4.65%, 12/11/26		13,106	12,601,419
			25,550,658

Auto Components — 0.9%
Panther BF Aggregator 2 LP, Term Loan B:
(EURIBOR 1 Month + 3.75%),
3.75%,04/30/26	EUR	2,000	2,177,541
04/30/26(d)(h)	USD	22,009	21,431,198
Wand Newco 3, Inc., Term Loan, 02/05/26(h)		3,137	3,071,446
			26,680,185

Automobiles — 0.4%
Dealer Tire LLC, Term Loan B1, (LIBOR USD 1
Month + 4.25%), 5.85%, 12/12/25(d)		10,785	10,650,187

Building Products — 0.6%
CPG Merger Sub LLC, Term Loan, (LIBOR
USD 3 Month + 3.75%), 5.93%, 05/05/24		6,727	6,668,394
LSF10 XL Bidco SCA, Term Loan, (EURIBOR 3
Month + 4.00%), 4.00%, 10/12/26	EUR	2,000	2,168,710
Wilsonart LLC, 1st Lien Term Loan B,
12/19/23(h)	USD	10,489	10,161,058
			18,998,162

8	2020 Black Rock Semi - Annual Report To Shareholders

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio

February 29, 2020	(Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Capital Markets — 3.4%
Deerfield Holdings Corp., Term Loan, (LIBOR
USD 1 Month + 3.25%), 4.85%, 02/13/25	USD	14,126	$14,059,714
Fortress Investment Group LLC, Term Loan
B, (LIBOR USD 1 Month + 2.00%),
3.60%,12/27/22		5,694	5,633,947
Greenhill & Co., Inc., Term Loan, (LIBOR USD
1 Month + 3.25%), 4.91%, 04/12/24		6,167	6,139,053
Jefferies Finance LLC, Term Loan, (LIBOR USD
6 Month + 3.25%), 4.94%, 06/03/26(d)		9,246	9,084,387
Travelport Finance (Luxembourg) SA, 1st Lien
Term Loan, 05/29/26(h)		11,083	8,409,267
Travelport Finance (Luxembourg) SA, 2nd Lien
Term Loan, (LIBOR USD 3 Month + 9.00%),
10.94%, 03/18/27(d)		5,005	3,503,500
Zayo Group LLC, Term Loan, 02/05/27(h)		56,566	55,172,213
			102,002,081

Chemicals — 3.0%
Allnex (Luxembourg) & Cy SCA, Term
Loan B1, (EURIBOR 1 Month + 3.25%),
3.25%,09/13/23	EUR	1,959	2,076,644
Alpha 3 BV, Term Loan, 01/31/24(h)	USD	17,011	16,287,860
Ascend Performance Materials LLC, Term
Loan B, (LIBOR USD 1 Month + 5.25%),
7.20%, 08/14/26(d)		10,681	10,641,003
Axalta Dupont PC, Term Loan, (LIBOR USD 3
Month + 1.75%), 3.69%, 06/01/24		11,695	11,441,774
Chemours Co. (The), 1st Lien Term
Loan, (LIBOR USD 1 Month + 1.75%),
3.36%,04/03/25		3,894	3,701,917
Ennis-Flint Road Infrastructure Investment,
Term Loan, 06/13/23(h)		5,712	5,246,609
Greenrock Finance, Inc., Term Loan, 06/28/24(h)		3,638	3,610,191
Invictus Co., Term Loan B, (LIBOR USD 3
Month + 3.00%), 4.78%, 03/28/25		3,734	3,519,282
Invictus Co., Term Loan B26, (LIBOR USD 3
Month + 6.75%), 8.53%, 03/30/26		1,945	1,756,977
IPS Acquisition LLC, Term Loan B2, 11/07/24(h)		5,727	5,669,278
LTI Holdings, Inc., Term Loan, (LIBOR USD 1
Month + 3.50%), 5.10%, 09/06/25		2,858	2,364,922
Messer Industries GmbH, Term Loan, (LIBOR
USD 3 Month + 2.50%), 4.44%, 03/02/26		8,901	8,734,173
Momentive Performance Materials, Inc., Term
Loan, (LIBOR USD 1 Month + 3.25%),
4.86%,05/15/24		3,284	3,140,798
Oxea Holding GmbH, Term Loan, 10/14/24(h)		11,210	11,103,065
			89,294,493

Commercial Services & Supplies — 4.5%
Advanced Disposal Services, Inc., Term
Loan, (LIBOR USD 3 Month + 2.25%),
3.83%,11/10/23		12,678	12,641,201
Allied Universal Holdco LLC, Term Loan
B, (LIBOR USD 1 Month + 4.25%),
5.85%,07/10/26		22,816	22,549,795
Brand Energy & Infrastructure Services, Inc.,
Term Loan, (LIBOR USD 3 Month + 4.25%),
6.06% - 6.12%, 06/21/24.		11,980	11,704,380
Capri Acquisitions Bidco Ltd., Term Loan,
11/01/24(h)		17,172	16,769,282
Cast & Crew Payroll LLC, Term Loan B,
02/09/26(d)(h)		1,264	1,243,460
Cast & Crewpayroll, 1st Lien Term Loan,
01/16/26(h)		9,625	9,492,277
Diamond (BC) BV, Term Loan, 09/06/24(h)		5,246	5,016,913
EnergySolutions LLC, Term Loan, (LIBOR USD
3 Month + 3.75%), 5.69%, 05/30/25(d)		2,280	2,131,761

		Par
Security		(000)	Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc., Term Loan B,
(LIBOR USD 3 Month + 2.00%), 4.60% -
6.75%,05/30/25	USD	4,151	$4,066,904
Harland Clarke Holdings Corp., Term Loan
B, (LIBOR USD 3 Month + 4.75%),
6.46%,11/03/23		1,978	1,556,257
KAR Auction Services, Inc., Term Loan
B, (LIBOR USD 1 Month + 2.25%),
3.94%, 09/19/26(d)		3,545	3,509,601
Prime Security Services Borrower LLC, 1st Lien
Term Loan, (LIBOR USD 1 Month + 3.25%),
4.91%,09/23/26		8,894	8,638,527
Tempo Acquisition LLC, Term Loan, (LIBOR
USD 1 Month + 2.75%), 4.35%, 05/01/24		21,595	21,284,815
US Ecology Holdings, Inc., Term Loan, (LIBOR
USD 1 Month + 2.50%), 4.10%, 11/02/26(d)		1,804	1,813,020
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%),
5.10%,10/10/24		1,615	1,268,089
(LIBOR USD 1 Month + 4.00%),
5.60%,10/10/24		12,418	9,841,039
			133,527,321

Construction & Engineering — 0.3%
Ply Gem, Inc., Term Loan B, (LIBOR USD 1
Month + 3.75%), 5.41%, 04/01/25(d)		1,960	1,901,322
SRS Distribution, Inc., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.60%, 05/23/25		7,317	7,091,039
			8,992,361

Construction Materials — 1.3%
American Builders And Contractors Supply,
Term Loan, 01/15/27(h)		8,954	8,845,205
Core & Main LP, Term Loan, (LIBOR USD 3
Month + 2.75%), 4.41% - 4.66%, 08/01/24(d)		18,471	18,147,888
Forterra Finance LLC, 1st Lien Term Loan,
10/25/23(h)		4,809	4,634,665
Foundation Building Materials, Inc., 1st Lien
Term Loan B, (LIBOR USD 1 Month +
3.00%), 4.60%, 08/13/25.		3,994	3,967,478
TAMKO Building Products LLC, 1st Lien Term
Loan B, (LIBOR USD 1 Month + 3.25%),
4.85%, 05/29/26(d)		3,054	3,039,069
			38,634,305

Containers & Packaging — 2.5%
Berry Global, Inc, Term Loan W, (LIBOR USD 1
Month + 2.00%), 3.67%, 10/01/22		8,927	8,804,305
BWAY Holding Co., Term Loan, 04/03/24(h)		10,689	10,189,758
Charter NEX US, Inc., 1st Lien Term Loan(d):
05/16/24(h)		14,168	13,743,063
(LIBOR USD 1 Month + 3.50%),
5.10%,05/16/24		3,163	3,123,566
Flex Acquisition Co., Inc., Term Loan,
(LIBOR USD 3 Month + 3.00%), 4.66% -
4.91%,12/29/23		11,393	10,870,668
Pregis TopCo LLC, Term Loan, (LIBOR USD 1
Month + 4.00%), 5.60%, 07/31/26(d)		3,443	3,391,355
Reynolds Group Holdings, Inc., 1st Lien Term
Loan, 02/05/23(h)		24,895	24,619,743
			74,742,458

Diversified Consumer Services — 3.0%
AlixPartners LLP, 1st Lien Term Loan, (LIBOR
USD 1 Month + 2.75%), 4.40%, 04/04/24		15,935	15,536,311
APX Group, Inc., Term Loan, (LIBOR USD 3
Month + 5.00%), 6.70%, 12/31/25		1,973	1,935,818

Schedule of Investments	9

Schedule of Investments (unaudited)	BlackRock Floating Rate Income Portfolio

February 29, 2020	(Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Diversified Consumer Services (continued)
Bright Horizons Family Solutions, Inc., 1st
Lien Term Loan B, (LIBOR USD 1 Month +
1.75%), 3.35%, 11/07/23	USD	7,329	$7,304,948
Maverick Purchaser Sub LLC, Term
Loan, (LIBOR USD 3 Month + 4.00%),
5.76%,01/29/27		2,120	2,112,050
Research Now, Inc., Term Loan, (LIBOR USD 3
Month + 5.50%), 7.26%, 12/07/24(d)		5,669	5,570,087
SIRVA Worldwide, Inc., 1st Lien Term Loan,
(LIBOR USD 3 Month + 5.50%), 7.10% -
7.45%, 08/04/25(d)		5,487	5,308,963
Sotheby's, Inc., Term Loan B, (LIBOR USD 1
Month + 5.50%), 7.16%, 01/15/27		11,690	11,701,247
Spin Holdco, Inc., 1st Lien Term Loan
B, (LIBOR USD 3 Month + 3.25%),
5.09%,11/14/22		24,588	24,137,047
TierPoint LLC, Term Loan, (LIBOR USD 1
Month + 3.75%), 5.35%, 05/06/24		5,009	4,800,934
Trugreen Ltd. Partnership, 1st Lien Term
Loan, (LIBOR USD 1 Month + 3.75%),
5.35%,03/19/26		9,101	9,090,088
Verisure Holding AB, Term Loan B1, (EURIBOR
3 Month + 3.50%), 3.50%, 10/21/22(d)	EUR	2,000	2,152,702
			89,650,195

Diversified Financial Services — 4.6%
Advisor Group Holdings, Inc., Term Loan,
07/31/26(h)	USD	12,524	12,242,210
Belron Finance US LLC, Term Loan B, (LIBOR
USD 3 Month + 2.50%), 4.27%, 10/30/26		5,229	5,199,613
BW Gas Convenience Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 6.25%),
7.89%, 11/13/26(d)		4,794	4,781,774
Genuine Financial Holdings LLC, Term Loan,
07/11/25(d)(h)		12,645	12,297,698
Iron Mountain, Inc., 1st Lien Term Loan
B, (LIBOR USD 1 Month + 1.75%),
3.35%,01/02/26		3,925	3,822,163
Knowlton Development Corp., Inc., Term Loan
B, 12/22/25(h)		8,184	8,117,288
SMG US Midco 2, Inc., Term Loan, (LIBOR
USD 1 Month + 2.50%), 4.13%, 01/23/25		6,986	6,916,242
Spring Education Group, Inc., Term
Loan, (LIBOR USD 1 Month + 4.25%),
6.20%, 07/30/25(d)		5,503	5,420,846
Starwood Property Mortgage LLC, Term
Loan, (LIBOR USD 1 Month + 2.50%),
4.10%, 07/26/26(d)		2,498	2,479,007
Triton Bidco, Term Loan B, 09/23/26(h)		44,893	44,387,794
VICI Properties 1 LLC, Term Loan B, 12/20/24(h)		16,636	16,303,277
VS Buyer LLC, Term Loan B, 02/28/27(d)(h)		8,387	8,282,162
Ziggo Finance Partnership BV, Term
Loan, (LIBOR USD 1 Month + 2.50%),
4.16%,04/30/28		6,239	6,041,411
			136,291,485

Diversified Telecommunication Services — 2.0%
Altice Financing SA, Term Loan, (LIBOR USD 1
Month + 2.75%), 4.39%, 01/31/26		5,473	5,264,512
Altice Financing SA, Term Loan B, (LIBOR USD
3 Month + 2.75%), 4.41%, 07/15/25		2,565	2,473,954
Altice France SA, Term Loan, (LIBOR USD 1
Month + 4.00%), 5.66%, 08/14/26		12,015	11,745,054
eircom Finco SARL, Term Loan, (EURIBOR 1
Month + 3.25%), 3.25%, 05/15/26	EUR	1,222	1,336,630
Iridium Satellite LLC, Term Loan, (LIBOR USD
1 Month + 3.75%), 5.35%, 11/04/26	USD	4,614	4,608,233

		Par
Security		(000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc., Term Loan, (LIBOR
USD 1 Month + 1.75%), 3.35%, 03/01/27	USD	7,500	$7,322,081
MTN Infrastructure TopCo, Inc., Term
Loan, (LIBOR USD 1 Month + 3.00%),
4.60%, 11/15/24(d)		10,271	9,963,184
New LightSquared LLC, 1st Lien Term Loan,
12/07/20(d)(h)		2,709	1,343,453
TDC A/S, Term Loan, (EURIBOR 1 Month +
3.00%), 3.00%, 06/04/25.	EUR	2,458	2,684,026
Zayo Group LLC, Term Loan:
(LIBOR USD 1 Month + 2.00%),
3.60%,01/19/21	USD	11,331	11,325,249
(LIBOR USD 1 Month + 2.25%),
3.85%,01/19/24		1,530	1,528,684
			59,595,060

Electric Utilities — 0.2%
Calpine Corp., Term Loan B, (LIBOR USD 1
Month + 2.00%), 3.60%, 01/15/25		2,254	2,217,095
Edgewater Generation LLC, Term Loan,
12/13/25(h)		1,604	1,537,761
Vistra Operations Co. LLC, Term Loan B3,
(LIBOR USD 1 Month + 1.75%), 3.35% -
3.41%,12/31/25		3,024	2,986,060
			6,740,916

Electrical Equipment — 0.7%
Dell International LLC, Term Loan B, (LIBOR
USD 1 Month + 2.00%), 3.61%, 09/19/25		10,954	10,813,346
Graftech International Ltd., 1st Lien Term
Loan B, (LIBOR USD 1 Month + 3.50%),
5.10%, 02/12/25(d)		6,260	5,962,884
MH Sub I LLC, 1st Lien Term Loan, 09/13/24(h)		4,702	4,574,342
			21,350,572

Energy Equipment & Services — 0.4%
McDermott International, Inc., Term Loan:
10/21/20(h)		2,996	3,031,429
10/21/21(h)		107	116,606
(LIBOR USD 3 Month + 5.00%),
6.95%,05/09/25		7,503	4,347,230
Pioneer Energy Services Corp., Term
Loan, (LIBOR USD 1 Month + 7.75%),
9.35%, 11/08/22(d)		3,790	3,638,400
			11,133,665

Entertainment — 1.4%
Creative Artists Agency LLC, Term Loan,
(LIBOR USD 1 Month + 3.75%),
5.35%,11/27/26		14,118	14,018,045
Kingpin Intermediate Holdings LLC, 1st Lien
Term Loan B, (LIBOR USD 1 Month +
3.50%), 5.10%, 07/03/24(d)		7,284	7,102,209
PCI Gaming Authority, Inc., 1st Lien Term
Loan, (LIBOR USD 1 Month + 2.50%),
4.10%,05/29/26		5,209	5,163,276
Renaissance Learning, Inc., Term Loan,
05/24/25(h)		546	535,394
William Morris Endeavor Entertainment LLC,
Term Loan B, 05/18/25(h)		15,790	15,257,394
			42,076,318

Equity Real Estate Investment Trusts (REITs) — 0.8%
Claros Mortgage Trust, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.92%, 08/09/26(d)		6,590	6,524,578
DTZ US BORROWER LLC, Term Loan,
08/21/25(h)		10,514	10,312,385

10	2020 Black Rock Semi - Annual Report To Shareholders

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020	(Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
GEO Group Refinancing, Term Loan,
3.61%, 03/22/24(h)	USD	3,351	$3,097,289
RHP Hotel Properties LP, 1st Lien Term
Loan B, (LIBOR USD 1 Month + 2.00%),
3.61%,05/11/24		4,519	4,519,125
			24,453,377

Food & Staples Retailing — 1.1%
BCPE Empire Holdings, Inc., Term Loan,
(LIBOR USD 1 Month + 4.00%), 0.00% -
5.60%,06/11/26		681	673,961
BCPE Empire Holdings, Inc., Term Loan
B, (LIBOR USD 1 Month + 4.00%),
5.60%,06/11/26		4,332	4,288,686
H-Food Holdings LLC, Term Loan, (LIBOR USD
1 Month + 3.69%), 5.29%, 05/23/25		3,996	3,915,629
H-Food Incremental, Term Loan, (LIBOR USD 1
Month + 4.00%), 5.60%, 05/23/25		5,855	5,712,390
US Foods, Inc., Term Loan B:
(LIBOR USD 1 Month + 1.75%),
3.35%,06/27/23		13,495	13,314,786
(LIBOR USD 1 Month + 2.00%),
3.60%,08/14/26		5,951	5,872,056
			33,777,508
Food Products — 2.7%
1011778 B.C. Unlimited Liability Com, Term
Loan B4, (LIBOR USD 1 Month + 1.75%),
3.35%,11/19/26		10,447	10,264,526
8th Avenue Food & Provisions, Inc., Term Loan,
10/01/25(h)		3,098	3,081,566
Aramark Services, Inc., 1st Lien Term
Loan, (LIBOR USD 1 Month + 1.75%),
3.35%,03/11/25		6,881	6,820,851
Aramark Services, Inc., Term Loan, (LIBOR
USD 1 Month + 1.75%), 3.35%, 01/15/27		3,752	3,726,224
Chobani LLC, Term Loan, (LIBOR USD 1 Month
+ 3.50%), 5.10%, 10/10/23		18,883	18,552,531
Froneri International Ltd., 2nd Lien Term
Loan, (LIBOR USD 1 Month + 5.75%),
7.35%,01/31/28		897	894,757
Froneri International Ltd., Term Loan,
01/29/27(h)		20,414	20,056,755
Hostess Brands, Inc., Term Loan, (LIBOR USD
3 Month + 2.25%), 3.85% - 4.03%, 08/03/25		675	662,769
JBS USA LUX SA, Term Loan, (LIBOR USD 1
Month + 2.00%), 3.60%, 05/01/26		1,190	1,168,912
Nomad Foods Ltd., Term Loan, (LIBOR USD 1
Month + 2.25%), 3.91%, 05/15/24		5,091	5,021,085
TMK Hawk Parent Corp., Term Loan,
(LIBOR USD 3 Month + 3.50%), 4.82% -
5.11%,08/28/24		13,794	11,490,766
			81,740,742

Health Care Equipment & Supplies — 1.9%
Immucor, Inc., 1st Lien Term Loan, (LIBOR
USD 3 Month + 5.00%), 6.95%, 06/15/21(d)		18,169	17,896,306
Ortho-Clinical Diagnostics, Inc., Term
Loan, (EURIBOR 3 Month + 3.50%),
3.50%, 06/30/25(d)	EUR	3,000	3,220,774
Sotera Health Holdings LLC, Term Loan,
11/20/26(h)	USD	35,866	35,597,072
			56,714,152

		Par
Security		(000)	Value
Health Care Providers & Services — 4.1%
AHP Health Partners, Inc., Term Loan, (LIBOR
USD 1 Month + 4.50%), 6.10%, 06/30/25	USD	3,806	$3,817,953
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1
Month + 3.50%), 5.10%, 07/24/26		10,818	10,786,299
CHG Healthcare Services, Inc., Term Loan B,
06/07/23(h)		7,700	7,637,681
Da Vinci Purchaser Corp., Term Loan, (LIBOR
USD 3 Month + 4.00%), 5.87%, 01/08/27		3,762	3,733,785
Dentalcorp Perfect Smile ULC, 1st Lien Term
Loan, 05/31/25(h)		1,656	1,627,124
Envision Healthcare Corp., Term Loan,
10/10/25(h)		11,123	8,920,855
Eyecare Partners LLC, Term Loan(h):
02/18/27		1,269	1,247,200
02/18/27		5,440	5,345,143
Gentiva Health Services, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.25%),
4.88%, 07/02/25(d)		10,101	9,999,757
HCA, Inc., Term Loan, (LIBOR USD 1 Month +
1.75%), 3.35%, 03/18/26.		2,614	2,604,648
HomeVi, Term Loan B1, (EURIBOR 3 Month +
3.00%), 3.00%, 10/31/26.	EUR	2,000	2,199,907
MPH Acquisition Holdings LLC, Term
Loan, (LIBOR USD 3 Month + 2.75%),
4.69%,06/07/23	USD	4,618	4,390,883
nThrive, Inc., 1st Lien Term Loan, 10/20/22(h)		6,671	5,937,379
Option Care Health, Inc., 1st Lien Term Loan B,
08/06/26(h)		8,992	8,954,284
Ortho-Clinical Diagnostics, Inc., Term Loan B,
06/30/25(d)(h)		24,252	23,039,774
Team Health Holdings, Inc., Term Loan, (LIBOR
USD 1 Month + 2.75%), 4.35%, 02/06/24		6,683	5,039,822
Wink Holdco, Inc., Term Loan, (LIBOR USD 1
Month + 3.00%), 4.60%, 12/02/24		8,680	8,506,263
WP CityMD Bidco LLC, Term Loan, 08/13/26(h)		9,669	9,596,906
			123,385,663

Health Care Technology — 1.1%
Athenahealth, Inc., Term Loan B, (LIBOR USD
1 Month + 4.50%), 6.16%, 02/05/26(d)		15,627	15,431,363
Change Healthcare Holdings LLC, Term
Loan B, (LIBOR USD 1 Month + 2.50%),
4.10%,03/01/24		17,839	17,460,176
			32,891,539
Hotels, Restaurants & Leisure — 4.6%
Aimbridge Acquisition, Inc., Term Loan
B, (LIBOR USD 1 Month + 3.75%),
5.36%, 02/02/26(d)		1,709	1,666,101
Aristocrat Leisure Ltd., Term Loan B, (LIBOR
USD 3 Month + 1.75%), 3.58%, 10/19/24		2,667	2,607,325
Boyd Gaming Corp., Term Loan B, (LIBOR USD
3 Month + 2.25%), 3.83%, 09/15/23		3,295	3,246,757
Caesars Resort Collection LLC, Term Loan,
12/23/24(h)		15,455	14,887,954
CityCenter Holdings LLC, Term Loan B, (LIBOR
USD 1 Month + 2.25%), 3.85%, 04/18/24		14,853	14,655,216
Dorna Sports SL, 1st Lien Term Loan,
(EURIBOR 6 Month + 2.75%),
2.75%,05/03/24	EUR	1,913	2,098,078
Four Seasons Holdings, Inc., Term Loan
F, (LIBOR USD 1 Month + 2.00%),
3.60%,11/30/23	USD	12,522	12,292,712
Gateway Casinos & Entertainment Ltd., Term
Loan B, (LIBOR USD 3 Month + 3.00%),
4.94%, 12/01/23(d)		660	643,451

Schedule of Investments	11

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020	(Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Hotels, Restaurants & Leisure (continued)
Golden Nugget, Inc., 1st Lien Term Loan,
(LIBOR USD 1 Month + 2.50%), 4.10% -
4.14%,10/04/23	USD	6,952	$6,806,106
Hilton Worldwide Finance LLC, Term Loan
B2, (LIBOR USD 1 Month + 1.75%),
3.38%,06/22/26		7,418	7,329,069
IRB Holding COV-LITE, Term Loan B,
02/05/25(h)		11,938	11,609,372
KFC Holding Co., Term Loan B, (LIBOR USD 1
Month + 1.75%), 3.41%, 04/03/25		4,521	4,471,843
MotorCity Casino aka CCM Merger, Inc., 1st
Lien Term Loan B, (LIBOR USD 1 Month +
2.25%), 3.85%, 08/06/21.		6,542	6,529,243
Playa Resorts Holding BV, 1st Lien Term Loan
B, 04/29/24(d)(h)		3,997	3,697,061
Playtika Holding Corp., Term Loan B, (LIBOR
USD 1 Month + 6.00%), 7.60%, 12/10/24		6,253	6,252,647
Scientific Games International, Inc., Term Loan
B, 08/14/24(h)		6,235	6,036,672
Silk Bidco AS, 1st Lien Term Loan
B, (EURIBOR 6 Month + 3.50%),
3.50%, 02/24/25(d)	EUR	2,000	2,125,104
Stars Group Holdings BV, Term Loan,
07/10/25(h)	USD	9,999	9,964,827
Station Casinos LLC, Term Loan B, 02/08/27(h)		5,622	5,486,204
Tackle SARL, Term Loan, (EURIBOR 3 Month +
3.75%), 3.75%, 08/08/22.	EUR	2,000	2,195,492
Whatabrands LLC, Term Loan B, 08/02/26(h)	USD	9,972	9,772,344
Wyndham Hotels & Resorts, Inc., Term
Loan B, (LIBOR USD 1 Month + 1.75%),
3.35%,05/30/25		1,901	1,881,082
			136,254,660

Household Durables — 0.1%
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.13% -
5.16%,11/08/23		4,161	2,419,737
(LIBOR USD 1 Month + 8.00%),
9.63%,11/08/24		562	152,511
			2,572,248

Household Products — 0.1%
Reynolds Consumer Products LLC, Term Loan,
02/04/27(h)		3,636	3,590,550

Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp., Term Loan:
(LIBOR USD 3 Month + 2.25%),
4.20%,04/05/26		5,647	5,547,809
(LIBOR USD 1 Month + 2.00%),
3.60%,08/12/26		4,155	4,078,418
			9,626,227

Industrial Conglomerates — 2.5%
Filtration Group Corp., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.60%, 03/31/25		11,254	11,160,827
PSAV Holdings LLC, 1st Lien Term Loan,
(LIBOR USD 3 Month + 3.25%), 4.91% -
5.21%, 03/03/25(d)		19,184	17,457,001
Sundyne US Purchaser, Inc., 1st Lien Term
Loan B, (LIBOR USD 1 Month + 4.00%),
5.60%,04/23/26..................		7,259	7,273,598
Vertiv Co., Term Loan B, (LIBOR USD 3 Month
+ 3.00%), 7.75%, 11/30/23		8,828	8,773,122
Vertiv Group Corp., Term Loan, 02/07/27(d)(h)		31,319	31,005,810
			75,670,358

		Par
Security		(000)	Value

Insurance — 4.2%
Alliant Holdings Intermediate LLC, 1st Lien
Term Loan, (LIBOR USD 1 Month + 3.25%),
4.91%,05/09/25	USD	3,099	$3,049,610
Alliant Holdings Intermediate LLC, Term Loan,
05/09/25(h)		19,505	19,081,965
AmWINS Group, Inc., Term Loan, 01/25/24(h)		9,280	9,233,878
AssuredPartners, Inc., Term Loan, 02/12/27(h)		9,487	9,296,780
Asurion LLC, 1st Lien Term Loan B6, (LIBOR
USD 1 Month + 3.00%), 4.60%, 11/03/23		10,067	9,957,785
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR
USD 1 Month + 6.50%), 8.10%, 08/04/25		7,769	7,778,711
Asurion LLC, Term Loan B4, 08/04/22(h)		3,286	3,252,016
Hub International Ltd., Term Loan B, 04/25/25(h)		16,260	15,782,118
Hub International, Inc., Term Loan B, 04/25/25(h)		3,020	3,009,219
Sedgwick Claims Management Services, Inc.,
1st Lien Term Loan, 12/31/25(h)		19,896	19,398,540
Sedgwick Claims Management Services, Inc.,
1st Lien Term Loan B, 09/03/26(h)		1,793	1,772,609
USI, Inc., 1st Lien Term Loan B, 05/16/24(h)		22,119	21,565,628
USI, Inc., Term Loan B, (LIBOR USD 3 Month +
4.00%), 5.94%, 12/02/26.		911	904,924
			124,083,783

IT Services — 9.6%
Altran Technologies SA, Term Loan, (LIBOR
USD 1 Month + 2.50%), 4.15%, 03/20/25		3,021	3,023,091
Ancestry.com Operations Inc., Term Loan
B, (LIBOR USD 1 Month + 3.75%),
5.36%, 10/19/23(d)		9,879	9,088,535
Ancestry.com Operations, Inc., Term Loan
B, (LIBOR USD 1 Month + 4.25%),
5.86%, 08/22/26(d)		3,045	2,725,275
Applied Systems, Inc., Term Loan:
09/19/24(h)		12,042	11,888,608
(LIBOR USD 3 Month + 7.00%),
8.94%,09/19/25		3,085	3,134,211
Boxer Parent Co., Inc., Term Loan B, 10/02/25(h)		7,997	7,669,041
Camelot US Acquisition 1 Co., Term Loan B,
10/30/26(h)		15,788	15,683,969
CCC Information Services, Inc., Term Loan,
04/29/24(h)		15,168	15,022,907
Epicor Software Corp., 1st Lien Term
Loan, (LIBOR USD 1 Month + 3.25%),
4.86%,06/01/22		9,427	9,346,172
Evertec, Inc., Term Loan, (LIBOR USD 1 Month
+ 3.50%), 5.10%, 11/27/24(d)		4,389	4,333,812
Gartner, Inc., Term Loan A, (LIBOR USD 1
Month + 1.50%), 3.10%, 03/21/22(d)		1,332	1,318,915
Greeneden US Holdings I LLC, Term Loan B,
12/01/23(h)		15,684	15,474,581
IG Investments Holdings LLC, Term Loan,
05/23/25(h)		17,189	16,995,189
Mitchell International, Inc., 1st Lien Term Loan,
11/29/24(h)		13,357	13,073,638
Mitchell International, Inc., 2nd Lien Term
Loan, (LIBOR USD 1 Month + 7.25%),
8.85%, 12/01/25(d)		3,383	3,248,000
Peak 10 Holding Corp., 2nd Lien Term
Loan, (LIBOR USD 3 Month + 7.25%),
9.16%,08/01/25..................		3,080	1,724,871
Presidio Holdings, Inc., Term Loan B, (LIBOR
USD 3 Month + 3.50%), 5.28%, 01/22/27(d)		3,325	3,275,125
Pug LLC, Term Loan, (LIBOR USD 6 Month +
3.50%), 5.17%, 02/12/27(d)		23,677	22,137,977

12	2020 Black Rock Semi - Annual Report To Shareholders

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020	(Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

IT Services (continued)
Rackspace Hosting, Inc., Term Loan,
(LIBOR USD 3 Month + 3.00%), 4.74% -
4.76%,11/03/23	USD	2,047	$1,950,596
Sabre GLBL, Inc., Term Loan, 02/22/24(h)		11,033	10,527,706
Solera LLC, Term Loan B1, 03/03/23(h)		13,078	12,838,101
Sophia LP, 1st Lien Term Loan B, 09/30/22(h)		17,968	17,828,269
SS&C Technologies Holdings, Inc., Term
Loan B, (LIBOR USD 1 Month + 1.75%),
3.40%,04/16/25		8,954	8,826,905
Trans Union LLC, Term Loan B, (LIBOR USD 1
Month + 1.75%), 3.35%, 11/16/26		14,867	14,722,580
Verscend Holding Corp., Term Loan B, (LIBOR
USD 1 Month + 4.50%), 6.10%, 08/27/25		23,378	23,261,545
Vertafore, Inc., Term Loan B, 07/02/25(h)		19,050	18,576,652
WEX, Inc., Term Loan, (LIBOR USD 1 Month +
2.25%), 3.85%, 05/15/26.		17,355	17,123,932
Zephyr Bidco Ltd., Term Loan, (LIBOR GBP 1
Month + 4.50%), 5.21%, 07/23/25	GBP	2,000	2,537,580
			287,357,783

Life Sciences Tools & Services — 0.6%
Albany Molecular Research, Inc., Term Loan:
(LIBOR USD 1 Month + 3.25%),
4.85%,08/30/24	USD	2,805	2,750,432
(LIBOR USD 1 Month + 7.00%),
8.60%, 08/30/25(d)		1,855	1,855,000
Avantor Funding, Inc., Term Loan, 11/21/24(h)		2,560	2,539,004
eResearchTechnology, Inc., Term Loan, (LIBOR
USD 1 Month + 4.50%), 6.23%, 02/04/27		10,904	10,804,011
			17,948,447

Machinery — 1.8%
Clark Equipment Co., Term Loan, (LIBOR USD
3 Month + 1.75%), 3.69%, 05/18/24		2,734	2,701,795
Columbus Mckinnon Corp., 1st Lien Term
Loan B, (LIBOR USD 3 Month + 2.50%),
4.44%,01/31/24		630	630,182
Gates Global LLC, Term Loan B, (LIBOR USD 1
Month + 2.75%), 4.35%, 04/01/24		15,754	15,435,762
Ingersoll-Rand Co. Ltd., Term Loan, 03/01/27(d) (h)		9,096	8,948,190
Terex Corp., Term Loan, (LIBOR USD 1 Month
+ 2.75%), 4.35%, 01/31/24		1,399	1,398,110
Titan Acquisition Ltd., Term Loan, (LIBOR USD
1 Month + 3.00%), 4.60%, 03/28/25		27,593	25,684,691
			54,798,730

Media — 4.2%
Ascend Learning LLC, Term Loan B, 07/12/24(h)		7,716	7,658,195
Cable One, Inc., Term Loan, 05/01/24(h)		1,833	1,835,859
Charter Communications Operating LLC, Term
Loan B1, (LIBOR USD 1 Month + 1.75%),
3.36%,04/30/25		9,385	9,274,339
Clear Channel Outdoor Holdings, Inc., Term
Loan, (LIBOR USD 1 Month + 3.50%),
5.10%,08/21/26		25,207	24,860,231
CSC Holdings LLC, Term Loan, (LIBOR USD 1
Month + 2.25%), 3.91%, 07/17/25		5,654	5,581,222
CSC Holdings LLC, Term Loan B, (LIBOR USD
1 Month + 2.50%), 4.16%, 04/15/27		4,300	4,246,732
Diamond Sports Group LLC, Term Loan,
(LIBOR USD 1 Month + 3.25%),
4.88%,08/24/26		3,620	3,294,626
Gray Television, Inc., Term Loan B, (LIBOR
USD 1 Month + 2.25%), 3.91%, 02/07/24		4,021	3,982,294

		Par
Security		(000)	Value

Media (continued)
Intelsat Jackson Holdings SA, Term
Loan, (LIBOR USD 3 Month + 3.75%),
5.68%,11/27/23	USD	1,555	$1,532,966
LCPR Loan Financing LLC, Term Loan, (LIBOR
USD 1 Month + 5.00%), 6.66%, 10/15/26		4,560	4,575,185
Learfield Communications LLC, Term Loan,
(LIBOR USD 1 Month + 3.25%), 4.86% -
5.33%,12/01/23		20,380	18,382,621
Lions Gate Capital Holdings LLC, Term
Loan, (LIBOR USD 1 Month + 2.25%),
3.85%, 03/24/25(d)		5,764	5,591,553
Midcontinent Communications, Term
Loan, (LIBOR USD 1 Month + 1.75%),
3.44%,08/15/26		3,030	3,032,268
Nexstar Broadcasting, Inc., Term Loan, (LIBOR
USD 1 Month + 2.75%), 4.41%, 09/18/26		2,964	2,933,937
Radiate Holdco LLC, 1st Lien Term Loan,
(LIBOR USD 1 Month + 3.00%),
4.60%,02/01/24		8,540	8,353,062
Terrier Media Buyer, Inc., Term Loan, 12/17/26(h)		4,676	4,637,049
Trader Corp., Term Loan, (LIBOR USD 1 Month
+ 3.00%), 4.60%, 09/28/23(d)		16,025	15,624,155
			125,396,294

Metals & Mining — 0.6%
Ball Metalpack Finco LLC, Term Loan, (LIBOR
USD 3 Month + 4.50%), 6.11%, 07/31/25		6,546	5,727,563
Equinox Holdings, Inc., Term Loan B, (LIBOR
USD 1 Month + 3.00%), 4.60%, 03/08/24		10,826	10,640,802
			16,368,365

Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, 1st Lien Term
Loan, (LIBOR USD 1 Month + 6.00%),
7.67%,10/25/23		4,295	3,299,459

Multi-Utilities — 0.4%(h)
ExGen Renewables IV LLC, Term Loan,
11/28/24		9,063	9,006,181
USIC Holdings, Inc., Term Loan B, 12/08/23		2,777	2,728,419
			11,734,600

Oil, Gas & Consumable Fuels — 0.7%
California Resources Corp., Term Loan, (LIBOR
USD 3 Month + 10.38%), 11.99%, 12/31/21		6,778	3,406,179
CNX Resources Corp., Term Loan, 11/28/22(h)		2,413	1,909,946
Euro Garages Ltd., Term Loan B, (LIBOR USD
3 Month + 4.00%), 5.96%, 02/07/25		7,869	7,636,540
Euro Garages Ltd., Term Loan B1, (LIBOR USD
3 Month + 4.00%), 5.96%, 02/07/25		3,562	3,456,211
McDermott Technology, Inc., Term Loan,
(LIBOR USD 6 Month + 9.00%),
10.65%,10/23/20		3,362	3,400,947
			19,809,823

Personal Products — 0.4%
Sunshine Luxembourg VII SARL, Term Loan,
10/01/26(h)		12,337	12,105,650

Pharmaceuticals — 3.2%
Amneal Pharmaceuticals LLC, Term Loan
B18, (LIBOR USD 1 Month + 3.50%),
5.13%,03/21/25		9,568	8,435,502
Bausch Health Cos., Inc., Term Loan,
06/02/25(h)		27,913	27,717,557
Catalent, Inc., Term Loan B, (LIBOR USD 1
Month + 2.25%), 3.85%, 05/18/26(d)		8,623	8,493,796

Schedule of Investments	13

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Pharmaceuticals (continued)
Elanco Animal Health, Inc., Term Loan B, 02/04/27(h)	USD	5,371	$5,307,918
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.58%, 11/15/27		7,730	7,658,385
Jaguar Holding Co. I, Term Loan, (LIBOR USD
1 Month + 2.50%), 4.10%, 08/18/22		34,506	34,192,993
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.69%, 09/24/24		3,456	3,070,263
			94,876,414
Professional Services — 0.8%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(h)		17,262	17,298,107
STG-Fairway Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.10%, 01/31/27		4,926	4,898,316
			22,196,423
Real Estate Management & Development — 0.4%
ESH Hospitality, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 3.60%, 09/18/26		3,069	3,020,876
Forest City Enterprises LP, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.10%, 12/08/25		8,105	8,034,210
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 3.90%, 02/08/25(d)		2,015	1,929,514
			12,984,600
Road & Rail — 0.9%
Lineage Logistics LLC, Term Loan, 02/27/25(h)		12,561	12,348,788
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.10%, 07/13/23		14,105	13,953,397
			26,302,185
Semiconductors & Semiconductor Equipment — 0.1%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 3.61%, 05/29/25(d)		4,123	4,092,036

Software — 9.0%
Castle US Holding Corp, Term Loan, 01/29/27(h)		11,089	10,534,550
Cerence, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 7.66%, 10/01/24(d)		3,581	3,509,380
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 6.51% - 6.53%, 09/29/23		6,629	6,173,045
Ellie Mae, Inc., 1st Lien Term Loan, 04/17/26(h)		12,937	12,783,744
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.69%, 02/01/22		33,625	33,364,563
Informatica LLC, Term Loan(h):
02/25/25		5,284	5,310,420
02/25/27		30,693	30,002,448
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(h)		28,124	27,868,986
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 3 Month + 8.25%), 10.01%, 11/01/24 .		9,285	9,305,334
McAfee LLC, Term Loan, 09/30/24(h)		13,950	13,789,125
PowerSchool Group LLC, 1st Lien Term Loan, 07/31/25(h)		14,327	14,004,862
Refinitiv US Holdings, Inc., Term Loan:
(EURIBOR 3 Month + 4.00%), 4.00%, 10/01/25	EUR	1,601	1,756,010
(LIBOR USD 1 Month + 3.25%), 4.85%, 10/01/25	USD	24,094	24,024,040
RP Crown Parent LLC, 1st Lien Term Loan, 10/12/23(h)		14,007	13,867,214
SolarWinds, Inc., Term Loan, 02/05/24(h)		17,831	17,519,206
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.40%, 04/16/25		6,388	6,297,789
Security		Par (000)		Value
Software (continued)
TIBCO Software, Inc., 1st Lien Term Loan, 06/30/26(h)	USD	3,093		$3,054,636
TIBCO Software, Inc., 2nd Lien Term Loan, 03/03/28(d)(h)		10,621		10,621,000
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 5.67%, 06/30/26		16,483		16,276,870
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.35%, 05/04/26		8,859		8,819,464
				268,882,686
Specialty Retail — 1.5%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.25%), 3.99%, 11/07/24(d)		9,007		8,927,984
CD&R Firefly Bidco Ltd., Term Loan, (LIBOR GBP 3 Month + 4.50%), 5.26%, 06/23/25	GBP	2,000		2,526,759
IAA, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.88%, 06/28/26(d)	USD	3,427		3,409,881
MED Parentco LP, Delayed Draw Term Loan, (LIBOR USD 1 Month + 4.25%), 0.00% - 5.85%, 08/31/26		431		423,597
MED ParentCo. LP, Term Loan, (LIBOR USD 1 Month + 4.25%), 5.85%, 07/31/26		5,203		5,108,845
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.70%, 08/18/21		5,376		5,275,338
PetSmart, Inc., Term Loan, 03/11/22(h)		19,559		19,303,125
				44,975,529
Technology Hardware, Storage & Peripherals — 0.5%
Electronics for Imaging, Inc., Term Loan, 07/23/26(h)		5,548		5,104,554
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.35%, 04/29/23(d)		8,646		8,516,036
				13,620,590
Trading Companies & Distributors — 0.4%
Beacon Roofing Supply, Inc., Term Loan B, 01/02/25(h)		—	(i)	—
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.35%, 10/17/23		13,021		12,961,717
				12,961,717
Wireless Telecommunication Services — 0.7%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.87%, 05/27/24		5,695		4,983,024
Hargray Communications Group, Inc., Term Loan, 05/16/24(h)		5,998		5,897,056
SBA Senior Finance II LLC, 2nd Lien Term Loan B, 04/06/25(h)		9,368		9,250,855
				20,130,935
Total Floating Rate Loan Interests — 92.2% (Cost: $2,815,127,517)				2,749,737,478

	Shares
Investment Companies — 5.0%
Invesco Senior Loan ETF(j)	5,948,262	130,802,281
iShares iBoxx High Yield Corporate Bond ETF(j)*	175,000	15,057,000
SPDR S&P Oil & Gas Exploration & Production ETF	135,000	2,076,300
Total Investment Companies — 5.0% (Cost: $152,208,041)		147,935,581

14	2020 Black Rock Semi - Annual Report To Shareholders

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020	(Percentages shown are based on Net Assets)

Security	Beneficial Interest (000)	Value

Other Interests — 0.0%(k)
Capital Markets — 0.0%
Millennium Lender Claim(d) USD	15,011	$2
Total Other Interests — 0.0%		2

	Shares
Warrants — 0.0%

Machinery — 0.0%
AFGlobal Corp. (Issued/exercisable 06/08/17, 1 share for 1 warrant, Expires 06/08/22, Strike Price USD 0.00)(c)(d)	17,095	—

Total Warrants — 0.0%		—

Total Long-Term Investments — 98.3% (Cost: $3,000,503,871)		2,929,703,445

Security	Shares	Value

Short-Term Securities — 11.4%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.49%*	220,072,959	$220,072,959
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.38%	8,941,602	8,941,602
SL Liquidity Series, LLC, Money Market Series, 1.75%(m)*	112,826,149	112,871,279
Total Short-Term Securities — 11.4% (Cost: $341,879,507)		341,885,840
Total Options Purchased — 0.0% (Cost: $813,736)		125,500
Total Investments — 109.7% (Cost: $3,343,197,114)		3,271,714,785
Liabilities in Excess of Other Assets — (9.7)%	.	(290,378,276)
Net Assets — 100.0%		$2,981,336,509

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Amount is less than 500.
(j)	Security, or a portion of the security, is on loan.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)	Annualized 7-day yield as of period end.
(m)	Security was purchased with the cash collateral from loaned securities.

*	During the six months ended February 29, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 08/31/19	Shares Purchased	Shares Sold	Shares Held at 02/29/20	Value at 02/29/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	195,186,412	24,886,547	—	220,072,959	$220,072,959	$1,732,201		$428	$—
SL Liquidity Series, LLC, Money Market Series(b)	96,272,531	16,553,618	—	112,826,149	112,871,279	237,938	(c)	3,337	(1,882)
iShares iBoxx High Yield Corporate Bond ETF	—	200,000	(25,000)	175,000	15,057,000	—		(26,690)	(131,613)
					$348,001,238	$1,970,139		$(22,925)	$(133,495)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Schedule Of Investments	15

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	22,388,000	USD	24,570,382	UBS AG	03/04/20	$146,450
USD	21,509,341	EUR	19,478,000	Bank of America NA	03/04/20	5,211
USD	2,434,303	EUR	2,200,000	Canadian Imperial Bank of Commerce	03/04/20	5,456
USD	877,714	EUR	792,000	JPMorgan Chase Bank NA	03/04/20	3,329
USD	4,589,746	GBP	3,520,000	BNP Paribas SA	03/04/20	76,447
USD	4,524,854	GBP	3,510,000	BNP Paribas SA	04/03/20	20,436
						257,329
GBP	3,510,000	USD	4,521,194	BNP Paribas SA	03/04/20	(20,717)
USD	24,615,494	EUR	22,388,000	UBS AG	04/03/20	(148,858)
						(169,575)
Net Unrealized Appreciation						$87,754

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date		Exercise Price		Notional Amount (000)	Value
Call
Energy Select Sector SPDR Fund	500	03/20/20	USD	58.00	USD	2,264	$1,250
SPDR S&P 500 ETF Trust	350	03/20/20	USD	333.00	USD	10,369	7,700
SPDR S&P 500 ETF Trust	500	03/20/20	USD	328.00	USD	14,813	21,250
SPDR S&P 500 ETF Trust	500	03/20/20	USD	342.00	USD	14,813	3,750
SPDR S&P 500 ETF Trust	500	03/20/20	USD	320.00	USD	14,813	67,750
SPDR S&P 500 ETF Trust	525	03/20/20	USD	335.00	USD	15,554	8,925
SPDR S&P 500 ETF Trust	1,750	03/31/20	USD	345.00	USD	51,846	14,875
							$125,500

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$257,329	$—	$—	$257,329
Options purchased
Investments at value — unaffiliated (a)	—	—	125,500	—	—	—	125,500
	$—	$—	$125,500	$257,329	$—	$—	$382,829
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	169,575	—	—	169,575

(a) Includes options purchased at value as reported in the Schedule of Investments.

16	2020 Black Rock Semi - Annual Report To Shareholders

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020

For the six months ended February 29, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$278,961	$—	$—	$278,961
Options purchased (a)	—	—	(477,769)	—	—	—	(477,769)
	$—	$—	$(477,769)	$278,961	$—	$—	$(198,808)
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	(416,979)	—	—	(416,979)
Options purchased (b)	—	—	(609,845)	—	—	—	(609,845)
	$—	$—	$(609,845)	$(416,979)	$—	$—	$(1,026,824)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$58,174,515
Average amounts sold — in USD	28,772,009
Options:
Average value of option contracts purchased	163,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund's derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$257,329	$169,575
Options (a)	125,500	—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$382,829	$169,575
Derivatives not subject to a Master Netting Agreement or similar agreement ("MNA")	(125,500)	—
Total derivative assets and liabilities subject to an MNA	$257,329	$169,575

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$5,211	$—	$—	$—	$5,211
BNP Paribas SA	96,883	(20,717)	—	—	76,166
Canadian Imperial Bank of Commerce	5,456	—	—	—	5,456
JPMorgan Chase Bank NA	3,329	—	—	—	3,329
UBS AG	146,450	(146,450)	—	—	—
	$257,329	$(167,167)	$—	$—	$90,162

Schedule of InveStments	17

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
BNP Paribas SA	$20,717	$(20,717)	$—	$—	$—
UBS AG	148,858	(146,450)	—	—	2,408
	$169,575	$(167,167)	$—	$—	$2,408

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$14,750,000	$—	$14,750,000
Common Stocks:
Commercial Services & Supplies	—	—	340,168	340,168
Electric Utilities	—	—	1,697,406	1,697,406
Energy Equipment & Services	1,783	—	—	1,783
Health Care Providers & Services	—	3,950	—	3,950
Machinery	—	269,250	—	269,250
Media	994,716	—	—	994,716
Software	3,396	—	—	3,396
Corporate Bonds (a)	—	13,969,715	—	13,969,715
Floating Rate Loan Interests:
Aerospace & Defense	—	76,453,128	2,721,550	79,174,678
Air Freight & Logistics	—	49,305	—	49,305
Airlines	—	25,550,658	—	25,550,658
Auto Components	—	5,248,987	21,431,198	26,680,185
Automobiles	—	—	10,650,187	10,650,187
Building Products	—	18,998,162	—	18,998,162
Capital Markets	—	89,414,194	12,587,887	102,002,081
Chemicals	—	78,653,490	10,641,003	89,294,493
Commercial Services & Supplies	—	124,829,479	8,697,842	133,527,321
Construction & Engineering	—	7,091,039	1,901,322	8,992,361
Construction Materials	—	17,447,348	21,186,957	38,634,305
Containers & Packaging	—	54,484,474	20,257,984	74,742,458
Diversified Consumer Services	—	76,618,443	13,031,752	89,650,195
Diversified Financial Services	—	103,029,998	33,261,487	136,291,485
Diversified Telecommunication Services	—	48,288,423	11,306,637	59,595,060
Electric Utilities	—	6,740,916	—	6,740,916
Electrical Equipment	—	15,387,688	5,962,884	21,350,572
Energy Equipment & Services	—	7,495,265	3,638,400	11,133,665
Entertainment	—	34,974,109	7,102,209	42,076,318
Equity Real Estate Investment Trusts (REITs)	—	17,928,799	6,524,578	24,453,377
Food & Staples Retailing	—	33,777,508	—	33,777,508
Food Products	—	81,740,742	—	81,740,742
Health Care Equipment & Supplies	—	35,597,072	21,117,080	56,714,152
Health Care Providers & Services	—	90,346,132	33,039,531	123,385,663
Health Care Technology	—	17,460,176	15,431,363	32,891,539
Hotels, Restaurants & Leisure	—	128,122,943	8,131,717	136,254,660
Household Durables	—	2,572,248	—	2,572,248
Household Products	—	3,590,550	—	3,590,550
Independent Power and Renewable Electricity Producers	—	9,626,227	—	9,626,227
Industrial Conglomerates	—	27,207,547	48,462,811	75,670,358

18	2020 Black Rock Semi - Annual Report To Shareholders

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020

	Level 1	Level 2	Level 3	Total
Insurance	$—	$124,083,783	$—	$124,083,783
IT Services	—	241,230,144	46,127,639	287,357,783
Life Sciences Tools & Services	—	16,093,447	1,855,000	17,948,447
Machinery	—	45,850,540	8,948,190	54,798,730
Media	—	104,180,586	21,215,708	125,396,294
Metals & Mining	—	16,368,365	—	16,368,365
Multiline Retail	—	3,299,459	—	3,299,459
Multi-Utilities	—	11,734,600	—	11,734,600
Oil, Gas & Consumable Fuels	—	19,809,823	—	19,809,823
Personal Products	—	12,105,650	—	12,105,650
Pharmaceuticals	—	86,382,618	8,493,796	94,876,414
Professional Services	—	22,196,423	—	22,196,423
Real Estate Management & Development	—	11,055,086	1,929,514	12,984,600
Road & Rail	—	26,302,185	—	26,302,185
Semiconductors & Semiconductor Equipment	—	—	4,092,036	4,092,036
Software	—	254,752,306	14,130,380	268,882,686
Specialty Retail	—	32,637,664	12,337,865	44,975,529
Technology Hardware, Storage & Peripherals	—	5,104,554	8,516,036	13,620,590
Trading Companies & Distributors	—	12,961,717	—	12,961,717
Wireless Telecommunication Services	—	20,130,935	—	20,130,935
Investment Companies	147,935,581	—	—	147,935,581
Other Interests	—	—	2	2
Short-Term Securities	229,014,561	—	—	229,014,561
Options Purchased:
Equity contracts	125,500	—	—	125,500
Liabilities:
Unfunded Floating Rate Loan Interests (b)	—	(9,834)	—	(9,834)
Subtotal	$378,075,537	$2,333,988,016	$446,770,119	$3,158,833,672
Investments valued at NAV (c)				112,871,279
Total Investments				$3,271,704,951

Derivative Financial Instruments (d)
Assets:
Foreign currency exchange contracts	$—	$257,329	$—	$257,329
Liabilities:
Foreign currency exchange contracts	—	(169,575)	—	(169,575)
	$—	$87,754	$—	$87,754

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)	Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Schedule of Investments	19

Schedule of Investments (unaudited) (continued)	BlackRock Floating Rate Income Portfolio
February 29, 2020

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Floating Rate Loan Interests	Other Interests	Total
Investments:
Assets:
Opening balance, as of August 31, 2019	$2,010,665	$99,703,493	$—	$101,714,158
Transfers into level 3 (a)	—	245,912,199	—	245,912,199
Transfers out of level 3	—	(28,188,611)	—	(28,188,611)
Accrued discounts/premiums	—	356,647	—	356,647
Net realized gain (loss)	82,487	(1,853,262)	—	(1,770,775)
Net change in unrealized appreciation (depreciation) (b)(c)	29,267	(6,200,359)	2	(6,171,090)
Purchases	—	177,926,391	—	177,926,391
Sales	(84,845)	(42,923,955)	—	(43,008,800)
Closing balance, as of February 29, 2020	$2,037,574	$444,732,543	$2	$446,770,119
Net change in unrealized depreciation on investments still held at February 29, 2020 (c)	$(57,892)	$(6,456,092)	$—	$(6,513,984)

(a)	As of August 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of February 29, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 29, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

20	2020 Black Rock Semi - Annual Report To Shareholders

Statement of Assets and Liabilities (unaudited)
February 29, 2020

BlackRock Floating Rate Income Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $108,959,622) (cost — $2,995,070,596)	$2,923,713,547
Investments at value — affiliated (cost — $348,126,518)	348,001,238
Cash	274,233
Foreign currency at value (cost — $105,251)	106,210
Receivables:
Investments sold	219,426,156
Securities lending income — affiliated	8,267
Capital shares sold	7,937,479
Dividends — affiliated	328,049
Dividends — unaffiliated	5,351
Interest — unaffiliated	6,048,522
Unrealized appreciation on:
Forward foreign currency exchange contracts	257,329
Prepaid expenses	151,583
Total assets	3,506,257,964
LIABILITIES
Cash collateral on securities loaned at value	112,872,446
Payables:
Investments purchased	314,435,546
Administration fees	141,294
Board realignment and consolidation	130,780
Capital shares redeemed.	92,390,309
Income dividend distributions	2,011,922
Investment advisory fees	1,220,930
Trustees' and Officer's fees	22,032
Other affiliates	12,648
Service and distribution fees	132,785
Other accrued expenses	1,371,354
Unrealized depreciation on:
Forward foreign currency exchange contracts	169,575
Unfunded floating rate loan interests	9,834
Total liabilities	524,921,455

NET ASSETS	$2,981,336,509

NET ASSETS CONSIST OF
Paid-in capital	$3,177,474,318
Accumulated loss	(196,137,809)
NET ASSETS	$2,981,336,509

NET ASSET VALUE
Institutional — Based on net assets of $2,246,705,128 and 228,807,203 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.82
Investor A — Based on net assets of $332,965,868 and 33,914,065 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.82
Investor C — Based on net assets of $72,763,982 and 7,413,205 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.82
Class K — Based on net assets of $328,901,531 and 33,512,402 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.81

See notes to financial statements.

Financial Statements	21

Statement of Operations (unaudited)
Six Months Ended February 29, 2020

BlackRock Floating Rate Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$1,732,201
Dividends — unaffiliated	3,681,933
Interest — unaffiliated	74,907,564
Securities lending income — affiliated — net	237,938
Total investment income	80,559,636

EXPENSES
Investment advisory	7,712,342
Service and distribution — class specific	841,626
Transfer agent — class specific	735,410
Administration	575,675
Administration — class specific	304,020
Registration	251,344
Accounting services	204,129
Professional	127,961
Printing	32,654
Trustees and Officer	17,007
Custodian	16,971
Miscellaneous	301,076
Total expenses	11,120,215
Less:
Fees waived and/or reimbursed by the Manager	(79,184)
Total expenses after fees waived and/or reimbursed	11,041,031
Net investment income	69,518,605

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(36,113)
Investments — unaffiliated	(14,648,121)
Capital gain distributions from investment companies — affiliated	428
Forward foreign currency exchange contracts	278,961
Foreign currency transactions	93,407
Short sales — affiliated	12,760
(14,298,678)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(133,495)
Investments — unaffiliated	(30,175,776)
Forward foreign currency exchange contracts	(416,979)
Foreign currency translations	144,452
Unfunded floating rate loan interests	(8,619)
(30,590,417)
Net realized and unrealized loss	(44,889,095)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,629,510

See notes to financial statements.

22	2020 Black Rock Semi - Annual Report To Shareholders

Statements of Changes in Net Assets

	BlackRock Floating Rate Income Portfolio
	Six Months Ended 02/29/20 (unaudited)	Year Ended 08/31/19
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$69,518,605	$171,881,828
Net realized loss	(14,298,678)	(56,192,802)
Net change in unrealized appreciation (depreciation)	(30,590,417)	(25,938,900)
Net increase in net assets resulting from operations	24,629,510	89,750,126

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(49,056,703)	(125,627,714)
Investor A	(7,370,861)	(20,086,787)
Investor C	(1,348,727)	(4,215,706)
Investor C1	(30,882)	(195,706)
Class K	(9,030,022)	(21,487,768)
Decrease in net assets resulting from distributions to shareholders	(66,837,195)	(171,613,681)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(62,452,800)	(908,404,289)

NET ASSETS
Total decrease in net assets	(104,660,485)	(990,267,844)
Beginning of period	3,085,996,994	4,076,264,838
End of period	$2,981,336,509	$3,085,996,994

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

Financial Statements	23

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio
	Institutional
	Six Months Ended		Year Ended August 31,
	02/29/20 (unaudited)		2019	2018	2017	2016	2015(a)
Net asset value, beginning of period	$9.95		$10.15	$10.20	$10.12	$10.20	$10.46
Net investment income (b)	0.23		0.51	0.45	0.42	0.42	0.44
Net realized and unrealized gain (loss)	(0.14)		(0.20)	(0.05)	0.08	(0.08)	(0.24)
Net increase from investment operations.	0.09		0.31	0.40	0.50	0.34	0.20
Distributions from net investment income (c).	(0.22)		(0.51)	(0.45)	(0.42)	(0.42)	(0.46)
Net asset value, end of period	$9.82		$9.95	$10.15	$10.20	$10.12	$10.20
Total Return (d)
Based on net asset value	0.91	%(e)	3.13%	3.96%	5.01%	3.48%	1.98%
Ratios to Average Net Assets (f)
Total expenses (g)	0.68	%(h)	0.67%	0.66%	0.67%	0.68%	0.69%
Total expenses after fees waived and/or reimbursed	0.67	%(h)	0.66%	0.66%	0.67%	0.67%	0.68%
Net investment income	4.63	%(h)	5.08%	4.39%	4.10%	4.23%	4.26%
Supplemental Data
Net assets, end of period (000)	$2,246,705		$2,204,716	$2,958,918	$2,753,882	$2,290,192	$1,862,771
Portfolio turnover rate	36%		52%	60%	112%	72%	78%

(a)	Consolidated Financial Highlights.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended August 31,
	02/29/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%	0.01%

(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended August 31,
	02/29/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	0.67%	0.66%	N/A	N/A	0.67%

(h) Annualized.

See notes to financial statements.

24	2020 Black Rock Semi - Annual Report To Shareholders

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio
	Investor A
	Six Months Ended		Year Ended August 31,
	02/29/20 (unaudited)		2019	2018	2017	2016	2015(a)
Net asset value, beginning of period	$9.95		$10.15	$10.20	$10.12	$10.20	$10.46
Net investment income (b)	0.22		0.48	0.42	0.39	0.39	0.42
Net realized and unrealized gain (loss)	(0.14)		(0.20)	(0.05)	0.08	(0.08)	(0.25)
Net increase from investment operations	0.08		0.28	0.37	0.47	0.31	0.17
Distributions from net investment income (c)	(0.21)		(0.48)	(0.42)	(0.39)	(0.39)	(0.43)
Net asset value, end of period	$9.82		$9.95	$10.15	$10.20	$10.12	$10.20
Total Return (d)
Based on net asset value	0.77	%(e)	2.84%	3.65%	4.69%	3.14%	1.68%
Ratios to Average Net Assets (f)
Total expenses (g)	0.96	%(h)	0.95%	0.97%	0.99%	1.01%	0.98%
Total expenses after fees waived and/or reimbursed	0.95	%(h)	0.95%	0.96%	0.98%	1.01%	0.97%
Net investment income	4.36	%(h)	4.79%	4.08%	3.79%	3.89%	4.04%
Supplemental Data
Net assets, end of period (000)	$332,966		$370,351	$546,843	$607,709	$554,628	$597,767
Portfolio turnover rate	36%		52%	60%	112%	72%	78%

(a)	Consolidated Financial Highlights.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended August 31,
	02/29/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended August 31,
	02/29/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	0.95%	N/A	N/A	1.00%	N/A

(h)	Annualized.

See notes to financial statements.

Financial Highlights	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio
	Investor C
	Six Months Ended		Year Ended August 31,
	02/29/20 (unaudited)		2019	2018	2017	2016	2015(a)
Net asset value, beginning of period	$9.95		$10.15	$10.19	$10.11	$10.19	$10.46
Net investment income (b)	0.18		0.41	0.34	0.31	0.32	0.33
Net realized and unrealized gain (loss)	(0.14)		(0.21)	(0.04)	0.08	(0.08)	(0.25)
Net increase from investment operations	0.04		0.20	0.30	0.39	0.24	0.08
Distributions from net investment income (c)	(0.17)		(0.40)	(0.34)	(0.31)	(0.32)	(0.35)
Net asset value, end of period	$9.82		$9.95	$10.15	$10.19	$10.11	$10.19
Total Return (d)
Based on net asset value	0.39	%(e)	2.09%	3.01%	3.94%	2.42%	0.83%
Ratios to Average Net Assets (f)
Total expenses (g)	1.72	%(h)	1.69%	1.69%	1.70%	1.71%	1.72%
Total expenses after fees waived and/or reimbursed	1.71	%(h)	1.69%	1.68%	1.70%	1.70%	1.71%
Net investment income	3.60	%(h)	4.06%	3.36%	3.08%	3.19%	3.25%
Supplemental Data
Net assets, end of period (000)	$72,764		$84,631	$119,171	$133,144	$128,754	$129,526
Portfolio turnover rate	36%		52%	60%	112%	72%	78%

(a)	Consolidated Financial Highlights.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended August 31,
	02/29/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended August 31,
	02/29/20 (unaudited)	2019	2018	2017	2016	2015
Expense ratios	N/A	1.69%	N/A	N/A	N/A	1.71%

(h)	Annualized.

See notes to financial statements.

26	2020 Black Rock Semi - Annual Report To Shareholders

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Floating Rate Income Portfolio
	Class K
	Six Months Ended		Year Ended August 31,			Period from
	02/29/20 (unaudited)		2019	2018	2017	03/28/16 (a) to 08/31/16
Net asset value, beginning of period	$9.95		$10.15	$10.19	$10.11	$9.90
Net investment income (b)	0.23		0.51	0.45	0.42	0.19
Net realized and unrealized gain (loss)	(0.15)		(0.20)	(0.04)	0.08	0.21
Net increase from investment operations	0.08		0.31	0.41	0.50	0.40
Distributions from net investment income (c)	(0.22)		(0.51)	(0.45)	(0.42)	(0.19)
Net asset value, end of period	$9.81		$9.95	$10.15	$10.19	$10.11

Total Return (d)
Based on net asset value	0.83	%(e)	3.19%	4.09%	5.05%	4.05	%(e)

Ratios to Average Net Assets (f)
Total expenses (g)	0.63	%(h)	0.61%	0.63%	0.65%	0.63	%(h)
Total expenses after fees waived and/or reimbursed	0.63	%(h)	0.61%	0.63%	0.63%	0.63	%(h)
Net investment income	4.68	%(h)	5.12%	4.44%	4.08%	4.44	%(h)

Supplemental Data
Net assets, end of period (000)	$328,902		$424,275	$441,021	$200,103	$6,258
Portfolio turnover rate	36%		52%	60%	112%	72%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended August 31,			Period from
	02/29/20 (unaudited)	2019	2018	2017	03/28/16 (a) to 08/31/16
Investments in underlying funds	0.04%	0.04%	0.02%	0.01%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended August 31,			Period from
	02/29/20 (unaudited)	2019	2018	2017	03/28/16 (a) to 08/31/16
Expense ratios	N/A	0.61%	0.62%	N/A	N/A

(h)	Annualized.

See notes to financial statements.

Financial Highlights	27

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. BlackRock Floating Rate Income Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a) Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

(b) A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed- Income Complex.

28	2020 Black Rock Semi - Annual Report To Shareholders

Notes to Financial Statements (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended February 29, 2020. The adjusted cost basis of securities at August 31, 2019 is $3,341,175,442.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

●	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

●	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

●	Investments in open-end U.S. mutual funds are valued at NAV each business day.

●	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

●	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

●	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Notes to Financial Statements	29

Notes to Financial Statements (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)       recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)      recapitalizations and other transactions across the capital structure; and

(iii)     market multiples of comparable issuers.

Income approach

(i)       future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)      quoted prices for similar investments or assets in active markets; and

(iii)     other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)       audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)      changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)     relevant news and other public sources; and

(iv)     known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

●	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

●	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of February 29, 2020, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

30	2020 Black Rock Semi - Annual Report To Shareholders

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment

Note To Financial Statements	31

Notes to Financial Statements (unaudited) (continued)

penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCPE Empire Holdings, Inc., Term Loan	$174,373	$174,373	$172,630	$(1,743)
Bleriot US Bidco, Inc., Term Loan	1,040,258	1,036,735	1,035,712	(1,023)
MED Parentco LP, Delayed Draw Term Loan	870,380	861,686	854,618	(7,068)

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

32	2020 Black Rock Semi - Annual Report To Shareholders

Notes to Financial Statements (unaudited) (continued)

As of period end, the following table is a summary of the Fund's securities lending agreements by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$1,769,821	$(1,769,821)	$—
Goldman Sachs & Co.	29,246,700	(29,246,700)	—
Jefferies & Co. LLC	263,880	(263,880)	—
JP Morgan Securities LLC	51,392,829	(51,392,829)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	16,074,235	(16,074,235)	—
Morgan Stanley & Co. LLC	6,869,677	(6,869,677)	—
Toronto Dominion Bank	3,342,480	(3,342,480)	—
	$108,959,622	$(108,959,622)	$—

(a)	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund's Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the

Note To Financial Statements	33

Notes to Financial Statements (unaudited) (continued)

ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater than $3 Billion	0.450

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended February 29, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$440,980
Investor C	394,293
Investor C1	6,353
$841,626

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended February 29, 2020, the Fund paid the following to the Manager in return for these services, which are included in administration – class specific in the Statement of Operations:

Institutional	$220,592
Investor A	35,276
Investor C	7,885
Investor C1	169
Class K	40,098
$304,020

34	2020 Black Rock Semi - Annual Report To Shareholders

Notes to Financial Statements (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 29, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$206

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended February 29, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,537
Investor A	1,717
Investor C	778
Class K	330
$5,362

For the six months ended February 29, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$555,007
Investor A	138,333
Investor C	33,827
Investor C1	1,009
Class K	7,234
$735,410

Other Fees: For the six months ended February 29, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $4,958.

For the six months ended February 29, 2020, affiliates received CDSCs as follows:

Investor A	$3,688
Investor C	5,008

Expense Limitations, Waivers, Reimbursements and Recoupment: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through December 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to December 27, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended February 29, 2020, the amount waived was $78,628.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/ or reimbursed by the Manager in the Statement of Operations. For the six months ended February 29, 2020, the Manager waived $556 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.70%
Investor A	1.05
Investor C	1.80
Class K	0.65

The Manager has agreed not to reduce or discontinue these contractual expense limitations through December 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended February 29, 2020, there were no fees waived and/or reimbursed by the Manager.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

Note To Financial Statements	35

Notes to Financial Statements (unaudited) (continued)

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund's contractual caps on net expenses was terminated.

Securities Lending: U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2020, the Fund retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended February 29, 2020 the Fund paid BIM $69,640 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended February 29, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund's Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended February 29, 2020, purchases and sales of investments, including paydowns excluding short-term securities, were $1,060,658,931 and $1,084,398,902, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns generally remains open for each of the four years ended August 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

36	2020 Black Rock Semi - Annual Report To Shareholders

Notes to Financial Statements (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of February 29, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund's financial statements.

As of August 31, 2019, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $109,818,706.

As of February 29, 2020 gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,347,918,909
Gross unrealized appreciation	$3,741,763
Gross unrealized depreciation	(79,858,133)
Net unrealized depreciation	$(76,116,370)

9.	BANK BORROWINGS

BlackRock Funds V, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.25 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Credit Strategies Income Fund in the aggregate. The remaining $1.75 billion commitment is available to all Participating Funds, but the Fund and BlackRock Credit Strategies Income Fund can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 29, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund's investments. The impact of the pandemic may be short term or may last for an extended period of time.

Note To Financial Statements	37

Notes to Financial Statements (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded options purchased, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 02/29/20		Year Ended 08/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	59,436,332	$593,400,897	88,289,119	$881,794,278
Shares issued in reinvestment of distributions	3,965,591	39,432,926	9,806,618	97,780,997
Shares redeemed	(56,139,837)	(558,356,413)	(168,038,077)	(1,674,791,676)
Net increase (decrease)	7,262,086	$74,477,410	(69,942,340)	$(695,216,401)
Investor A
Shares sold and automatic conversion of shares	2,697,883	$26,875,444	9,982,617	$100,026,072
Shares issued in reinvestment of distributions	627,893	6,244,868	1,737,652	17,321,696
Shares redeemed	(6,631,232)	(66,103,292)	(28,376,672)	(283,396,700)
Net decrease	(3,305,456)	$(32,982,980)	(16,656,403)	$(166,048,932)
Investor C
Shares sold	642,526	$6,404,920	1,732,294	$17,382,875
Shares issued in reinvestment of distributions	118,625	1,179,805	374,962	3,736,653
Shares redeemed and automatic conversion of shares	(1,855,421)	(18,488,244)	(5,343,468)	(53,280,391)
Net decrease	(1,094,270)	$(10,903,519)	(3,236,212)	$(32,160,863)
Investor C1
Shares sold	—	$—	3,134	$31,277
Shares issued in reinvestment of distributions	1,549	15,430	15,159	151,678
Shares redeemed and automatic conversion of shares	(205,069)	(2,045,758)	(831,189)	(8,363,941)
Net decrease	(203,520)	$(2,030,328)	(812,896)	$(8,180,986)
Class K
Shares sold	6,107,408	$60,940,572	11,633,096	$116,382,352
Shares issued in reinvestment of distributions	908,118	9,029,068	2,155,940	21,487,218
Shares redeemed	(16,156,414)	(160,983,023)	(14,599,871)	(144,666,677)
Net decrease	(9,140,888)	$(91,013,383)	(810,835)	$(6,797,107)
Total Net Decrease	(6,482,048)	$(62,452,800)	(91,458,686)	$(908,404,289)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2020 Black Rock Semi - Annual Report To Shareholders

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”), on behalf of its series BlackRock Floating Rate Income Portfolio (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub- Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended August 31, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub- Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

Disclosure of Sub-Advisory Agreement	39

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds V, on behalf of BlackRock Floating Rate Income Portfolio, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund's investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B.  Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C.  Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

40	2020 Black Rock Semi - Annual Report To Shareholders

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent	Distributor
JPMorgan Chase Bank, N.A.	BlackRock Investments, LLC
New York, NY 10179	New York, NY 10022

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Willkie Farr & Gallagher LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Trust
JPMorgan Chase Bank,	100 Bellevue Parkway
N.A. New York, NY 10179	Wilmington, DE 19809

Trustee and Officer Information	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

42	2020 Black Rock Semi - Annual Report to Shareholders

Additional Information (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Additional Information	43

Glossary of Terms Used in this Report

Currency
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviations
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-In-Kind
S&P	Standard & Poor's
SCA	Svenska Cellulosa Aktiebolaget
SPDR	Standard & Poor’s Depositary Receipts

44	2020 Black Rock Semi - Annual Report to Shareholders

Want to know more?

blackrock.com | 877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-02/20-SAR

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Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds V

Date: May 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds V

Date: May 4, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Funds V

Date: May 4, 2020